Cash Flow - Crude's Net Assets (Table) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011	Sep. 30, 2011 Crude Carrier Corp Net Assets Not Included In Cash Flow
Cash Flow Information
Trade receivables	$ 4,365	$ 2,346		$ 8,321
Prepayments and other assets	1,376	1,259		629
Inventories	2,740	2,333		9,503
Vessels	1,176,819	959,550	1,073,986	351,750
Total assets	1,401,772	1,070,128		370,203
Trade accounts payable	7,519	4,776		12,497
Due to related parties	13,686	17,447		10,457
Accrued liabilities	5,387	2,781		1,525
Long term debt	583,315	458,365		134,580
Total liabilities	620,346	496,300		159,059
Total Net Assets				$ 211,144